			Cmoproj
UBS			2:46:26 pm March 22, 2004
Fixed Income Research	MALT0403A 30 year	5.4	Marina Tukhin mtukhin@sleddog
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	54,238,357.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0000	03/30/04	30 year	5.48	177.00	100.0PPC	90:00

Senior Bond, 95.58 percent of deal

Price	PPC	PPC	PPC	PPC	PPC	PPC	PPC
	0.00	50.00	100.00	150.00	200.00	250.00	300.00
89:16	6.771	7.487	8.345	9.326	10.412	11.599	12.851
89:17	6.765	7.479	8.334	9.311	10.394	11.577	12.824
89:18	6.760	7.471	8.323	9.296	10.376	11.554	12.798
89:19	6.754	7.463	8.312	9.282	10.358	11.532	12.771
89:20	6.748	7.454	8.301	9.267	10.339	11.510	12.745
89:21	6.742	7.446	8.289	9.253	10.321	11.488	12.718
89:22	6.737	7.438	8.278	9.238	10.303	11.465	12.692
89:23	6.731	7.430	8.267	9.224	10.285	11.443	12.665

89:24	6.725	7.422	8.256	9.209	10.266	11.421	12.639
89:25	6.720	7.414	8.245	9.195	10.248	11.399	12.612
89:26	6.714	7.405	8.234	9.180	10.230	11.377	12.586
89:27	6.708	7.397	8.223	9.166	10.212	11.354	12.560
89:28	6.702	7.389	8.211	9.151	10.194	11.332	12.533
89:29	6.697	7.381	8.200	9.137	10.176	11.310	12.507
89:30	6.691	7.373	8.189	9.122	10.158	11.288	12.480
89:31	6.685	7.365	8.178	9.108	10.139	11.266	12.454

90:00	6.680	7.356	8.167	9.094	10.121	11.244	12.428
90:01	6.674	7.348	8.156	9.079	10.103	11.222	12.402
90:02	6.668	7.340	8.145	9.065	10.085	11.200	12.375
90:03	6.663	7.332	8.134	9.050	10.067	11.178	12.349
90:04	6.657	7.324	8.123	9.036	10.049	11.156	12.323
90:05	6.651	7.316	8.112	9.022	10.031	11.134	12.297
90:06	6.646	7.308	8.101	9.007	10.013	11.112	12.270
90:07	6.640	7.300	8.090	8.993	9.995	11.090	12.244

90:08	6.634	7.292	8.079	8.979	9.977	11.068	12.218
90:09	6.629	7.283	8.068	8.964	9.959	11.046	12.192
90:10	6.623	7.275	8.057	8.950	9.941	11.024	12.166
90:11	6.617	7.267	8.046	8.936	9.923	11.002	12.140
90:12	6.612	7.259	8.035	8.921	9.905	10.980	12.114
90:13	6.606	7.251	8.024	8.907	9.887	10.958	12.087
90:14	6.600	7.243	8.013	8.893	9.869	10.936	12.061
90:15	6.595	7.235	8.002	8.878	9.851	10.914	12.035
Avg Life	8.385	5.713	4.085	3.054	2.371	1.897	1.568
Duration	6.084	4.249	3.121	2.398	1.910	1.565	1.314
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	12/18	12/18	12/18	12/18	12/18	12/18	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

.